EXHIBIT 99.2

                            [ASSURANCEAMERICA LOGO]

30 June 2005

Dear Shareholders (and friends of AssuranceAmerica),

We are able to report another excellent month with continuing year-over-year growth in both the MGA/Carrier and Retail Agencies divisions of our Company! Current year financial data includes agency acquisitions that may not be included in prior year data. We are pleased to present some highlights from our May financials.


                                                                                       MAY 2005
                                                                                      (UNAUDITED)
                                                   ---------------------------------------------------------------------------------
                                                               CURRENT MONTH                              YEAR-TO-DATE
                                                     2005           2004            CHANGE      2005          2004            CHANGE
                                                   ---------------------------------------------------------------------------------
                                                                 (IN $1,000)           %                    (IN $1,000)          %
                                                   ---------------------------------------------------------------------------------
o      MGA /Carrier Gross Premiums Written         $  3,970      $  2,289             73%      $ 17,939      $ 13,751            30%
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o      Retail Agencies Gross Premium Produced         4,738         3,494             36%        27,162        21,494            26%
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o      Retail Agencies Group Revenues                   731           474             54%         3,941         2,949            33%
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o      Company Revenues                               2,802         1,904             47%        13,270        10,008            33%
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o      Company Pre-Tax Income                            66           (26)           253%         1,015           197           425%
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

Our improved MGA/Carrier writings this month reflect our first full month in the State of Florida.

To follow your stock and read the full text of our press releases, we suggest you go to www.finance.yahoo.com, symbol ASAM.OB.

Thank you for your continued interest and confidence in AssuranceAmerica Corporation.

Sincerely,


------------------------------             -------------------------------------
Guy W. Millner                             Lawrence (Bud) Stumbaugh
Chairman                                   President and Chief Executive Officer


THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED FOR GENERAL
 DISTRIBUTION. IT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY SECURITIES IN ASSURANCEAMERICA CORPORATION. THIS DOCUMENT INCLUDES
 STATEMENTS THAT MAY CONSTITUTE "FORWARD-LOOKING" STATEMENTS. THESE STATEMENTS
   ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
                      FROM THE FORWARD-LOOKING STATEMENTS.


          5500 Interstate North Parkway - RiverEdge One - Suite 600 -
                             Atlanta, Georgia 30328
           770.933.8911 - fax 770.984.0173 - www.assuranceamerica.com